UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                 FORM 8-K



                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:  June 11, 1998




                      ELECTRONIC SYSTEMS TECHNOLOGY INC.
                          (A Washington Corporation)

                        Commission File no. 2-92949-S
                  IRS Employer Identification no. 91-1238077

                             415 N. Quay St. #4
                            Kennewick  WA  99336
                    (Address of principal executive offices)


    Registrant's telephone number, including area code: (509) 735-9092
































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ITEM 5.  OTHER EVENTS

On June 11, 1998, the Company issued a press releases announcing new
Manager of Mobile Data Computer systems, Frederic Anderson, and the Canadian Type Acceptance of the Company's ESTeem 192M product. These press releases are incorporated by reference and attached hereto as Exhibits 99.4 and 99.5, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Exhibit 99.4 -  Press release issued June 11, 1998.
Exhibit 99.5 -  Press release issued June 11, 1998.















































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


/s/ T. L. KIRCHNER

By: T.L. Kirchner
President
Date: June 21, 1998